UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2009

LAREDO MINING, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-153168	N/A
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 Highway 535
Big Horn, WY 82833
 (Address of principal executive offices) (Zip code)

(307) 673-5033
 (Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01  Changes in Control of Registrant.

On October 16, 2009, Nancy L. Farrell entered into a purchase agreement with Mark See, pursuant to which Mr. See acquired 3,000,000 shares of common stock of Laredo Mining, Inc. (the “Company”) for aggregate consideration of $225,000.  Upon the closing of the purchase, Mr. See acquired 60% of the Company’s issued and outstanding common stock and attained voting control of the Company.

The following table sets forth certain information, as of October 16, 2009 with respect to the beneficial ownership of the Company’s outstanding common stock.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock (1)
Mark See 580 Highway 335, Big Horn, WY 82833	3,000,000	60%
All officers and directors as a group (1 person)	3,000,000	60%

(1)
Applicable percentage ownership is based on 5,000,000 shares of common stock outstanding as of October 16, 2009, together with other securities exercisable or convertible into shares of common stock within 60 days of such date by each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently obtainable or obtainable within 60 days of October 16, 2009 by exercise or conversion of other securities are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The Company was a “shell company”, as defined in Rule 12b-2 of the Exchange Act prior to the change of control. In accordance with paragraph (8) of Item 5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10 registration statement under the Exchange Act. In accordance with Item 5.03(a)(8) of Form 8-K such information is hereby incorporated by reference to the Company’s Registration Statement on Form S-1 as originally filed with the Securities Exchange Commission on August 25, 2008.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers and Executive Officers.

On October 16, 2009, Nancy L. Farrell, the Company’s President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and sole director resigned from all of her positions with the Company.  Immediately prior to her resignation, she appointed Mark See to serve as the Company’s Chief Executive Officer, Secretary and sole director.

Mr. See has over 23 years experience in tunneling, natural resources and the petroleum industries. He was the founder and initial CEO of RockWell Petroleum, a private Oil & Gas Company. He was employed with Albian Sands as the Manager for the Alberta Oil Sands Projects at Fort McMurray, Alberta, Canada, a joint venture between Shell Canada and Chevron. Mr. See was also President of Oil Recovery Enhancement LLC in Bozeman, Montana, a private oil company. He was selected as one of the top 25 Engineers in North America by the Engineering News Record for his innovations in the petroleum industry. He is a member of the Petroleum Society of the Canadian Institute of Mining, Metallurgy & Petroleum, the Society of Mining Engineers and the Society of Petroleum Engineers.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 16, 2009, the sole director of the Company approved an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) in order to change the name of the Company from “Laredo Mining, Inc.” to “Laredo Oil, Inc.” and to affect a 1:6.25 forward split of the Company’s common stock.  On October 16, 2009, stockholders representing the requisite number of votes necessary approved the adoption of the Certificate of Amendment.    On October 21, 2009, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

None

(b) Pro forma financial information.

None

(c) Shell Company Transactions

None

(d) Exhibits

Exhibit Number	Description
10.1	Certificate of Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO MINING, INC.

Dated: October 22, 2009	By: /s/ Mark See
Name: Mark See
Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Certificate of Amendment of Certificate of Incorporation